Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies
17.      Commitments and Contingencies:
1) Legal proceedings
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. The Company's vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the Protection and Indemnity (P&I) Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its consolidated financial statements.
a.      In 2010, the Company commenced arbitration proceedings against Ishhar Overseas FZE of Dubai (“Ishhar”) for repudiatory breach of the charter parties due to the nonpayment of charter hires related to Star Epsilon and Star Kappa. The Company sought damages for repudiations of the charter parties due to early redelivery of the vessels as well as unpaid hire of $1,949. The Company pursued an interim award for such nonpayment of charter hire and an award for the loss of charter hire for the remaining period under the charter. Claim submissions were filed. As of December 31, 2011, the Company determined that the above amount was not recoverable and recognized a provision for doubtful receivables of $1,949.
Subsequently, a conditional settlement agreement was signed on September 5, 2012, under which the Company agreed to receive a cash payment of $5,000 in seventeen monthly installments. The first installment of $500 was received upon the execution of the settlement agreement and the next sixteen monthly installments, varying between $250 and $500, were received on the last day of each month beginning from September 30, 2012 and ending on December 31, 2013.
During the years ended December 31, 2012 and 2013, the Company received $2,514 and $2,500, respectively, under the settlement agreement, which is included under "Other operational gain" in the accompanying consolidated statements of operations for the years ended December 31, 2012 and 2013 (Note 11).

b.  In February 2011, Korea Line Corporation ("KLC"), charterer at the time of the vessels Star Gamma and Star Cosmo, commenced rehabilitation proceedings in Seoul, Korea. Under the rehabilitation plan approved by KLC's creditors on October 14, 2011, the Company was entitled to receive $6,839, of which 37% is to be paid in cash over a period of ten years and the remaining 63% shall be converted into KLC's shares at a rate of one common share of KLC with par value of KRW 5,000 (approx. $0.0045 using the exchange rate as of December 31, 2014, KRW/usd 0.00091) for each KRW 100,000 (approx. $0.09 using the exchange rate as of December 31, 2014, KRW/usd 0.00091) of claim. Based on the terms of the rehabilitation plan, the shares of KLC will be restricted from trading for six months. The Company does not expect that it will have either control or significant influence over KLC as a result of the shares that it is entitled to receive under the terms of the rehabilitation plan. In addition, the Company entered into a direct agreement with KLC and received $172 in October 2011 and $172 in January 2013, as part of the due hire for Star Gamma. Finally, the Company entered into two tripartite agreements with KLC and the sub-charterers of the vessels Star Gamma and Star Cosmo, under which the Company received $86 from the Star Gamma sub-charter in December 2011 and $121 in March 2012 from the Star Cosmo sub-charterer. As of December 31, 2011, the Company determined that $498 of receivables were not recoverable due to the long term time period of KLC's rehabilitation plan and the uncertainty surrounding the continuation of KLC's operations and recognized a corresponding provision.
On November 19, 2012, the Company received 11,502 shares (46,007 shares before split) of KLC as part of the rehabilitation plan described above for the vessel Star Gamma, which shares were sold the same date. The cash proceeds from the sale of the respective shares were $144. In December 2012, the Company also received $12 and $1 in cash, for Star Gamma and Star Cosmo, respectively, pursuant to the terms of the rehabilitation plan. The total amount of $157 is included under "Other operational gain" in the consolidated statements of operations for the year ended December 31, 2012 (Note 11). In October 2013 the Company received $167 and $10 for Star Gamma and Star Cosmo, respectively, pursuant to the terms of the rehabilitation plan, and the total amount of $177 is included under "Other operational gain" in the consolidated statements of operations for the year ended December 31, 2013 (Note 11). These amounts have been received as early payment of the cash component of the rehabilitation plan. The next tranche of 718 shares for the vessel Star Cosmo was released from lock up on June 4, 2013 and as of December 31, 2014, the shares had not been sold. In addition, in November 2013, 24,196 and 983 shares were issued pursuant to the terms of the rehabilitation plan for Star Gamma and Star Cosmo, respectively, all of which had not been sold up to December 31, 2014.
 c.      On July 13, 2011, Star Cosmo was retained by the port authority in the Spanish port of Almeria and was released on July 16, 2011. According to the port authority, the vessel allegedly discharged oily water while sailing in Spanish waters in May 2011, more than two months before being retained, and related records were allegedly deficient. Administrative investigation commenced locally. The Company posted a cash collateral of €340,000 (approx. $415, using the exchange rate as of December 31, 2014, eur/usd 1.22) to guarantee the payment of fines that may be assessed in the future, and the vessel was released. The cash collateral of €340,000 was released to the Company in March 2012, after being replaced by a P&I Letter of undertaking. The fines were previously reduced by the Spanish administrative authorities to €260,000 (approx. $317, using the exchange rate as of December 31, 2014, eur/usd 1.22). Except for an amount of €60,000 (approx. $73.2, using the exchange rate as of December 31, 2014, eur/usd 1.22), which was irrevocably adjudicated in March 2015, the remaining amount of this fine remains subject to adjudication. Up to $1 billion of the liabilities associated with the individual vessel's actions, mainly for sea pollution, are covered by the P&I Club Insurance. The Company has not accrued any amount for this case.
d.      In March 2013, the Company commenced arbitration proceedings against Hanjin HHIC-Phil Inc., the shipyard that constructed the Star Polaris, relating to an engine failure the vessel experienced in Korea. This resulted in 142 off-hire days and the loss of $2,343 in revenues. The Company is pursuing the compensation for the cost of the repairs and the loss of revenues and an arbitration hearing is scheduled in July 2015.
 e.      On June 28, 2013, the Company received a letter from the receivers of STX Pan Ocean Co. Ltd., or STX, terminating the charter agreement for the vessel Star Borealis. Star Borealis was on time charter at an average gross daily charter rate of $24.75 for the period from September 11, 2011 until July 11, 2021. On September 11, 2014, Star Bulk agreed the settlement of a claim for damages and due hire brought by its subsidiary, Star Borealis LLC arising from the purported repudiation of the Star Borealis charter agreement by charterer STX (the “Settled Claim”). Star Borealis LLC negotiated, sold and assigned the rights to the Settled Claim to an unrelated third party for $8,016, which was received on October 3, 2014. The Company recorded in 2014 a gain of approximately $9,377 including the extinguishment of a $1,361 liability related to the amount of fuel and lubricants remaining on board of Star Borealis at the time of the charter repudiation.
  f.      On October 23, 2014, a purported shareholder (the “Plaintiff”) of the Company filed a derivative and putative class action lawsuit in New York state court against the Company's Chief Executive Officer, members of its Board of Directors and several of its shareholders and related entities. The Company has been named as a nominal defendant in the lawsuit. The lawsuit alleges that the acquisition of Oceanbulk and purchase of several Excel Vessels were the result of self-dealing by various defendants and that the Company entered into the respective transactions on unfair terms. The lawsuit further alleges that, as a result of these transactions, several defendants' interests in the Company have increased and that the Plaintiff's interest in the Company has been diluted.  The lawsuit also alleges that the Company's management has engaged in other conduct that has resulted in corporate waste. The lawsuit seeks cancellation of all shares issued to the defendants in connection with the acquisition of Oceanbulk, unspecified monetary damages, the replacement of some or all members of the Company's Board of Directors and its Chief Executive Officer, and other relief. The Company believes the claims are completely without merit, denies them, and intends to vigorously defend against them in court.
On November 24, 2014, the Company and the other defendants removed the action to the United States District Court for the Southern District of New York.  The court has issued a case management plan pursuant to which all fact discovery must be completed by October 2, 2015, and all expert discovery must be completed by November 16, 2015.  No date for trial has been set.  On March 4, 2015, the Company and the other defendants moved to dismiss the complaint.  Briefing is underway and is expected to be completed by May 8, 2015.

2) Other contingencies:
Contingencies relating to Heron
Following the completion of the Merger, Oceanbulk Shipping became a wholly owned subsidiary of the Company. As further discussed in Note 1, Oceanbulk Shipping owned the Heron Convertible Loan, which was convertible into 50% of Heron's equity. After the conversion of the loan, on November 5, 2014 (Note 1), Heron is a 50-50 joint venture between Oceanbulk Shipping and ABY Group Holding Limited, and Oceanbulk Shipping shares joint control over Heron with ABY Group Holding Limited. Based on the applicable related agreements, neither party will entirely control Heron. In addition, any operational and other decisions with respect to Heron will need to be jointly agreed between Oceanbulk Shipping and ABY Group Holding Limited. As of December 31, 2014, all vessels previously owned by Heron have been either sold or distributed to its equity holders, with the exception of one which was sold in March 2015. While Oceanbulk Shipping and ABY Group Holding Limited intend that Heron eventually will be dissolved shortly after the last vessel is sold and local authorities permit, until that occurs, contingencies to the Company may arise. However, the pre-transaction investors in Heron will effectively remain as ultimate beneficial owners of Heron, until Heron is dissolved on the basis that, according to the Merger Agreement, any cash received from the final liquidation of Heron will be transferred to the Sellers. As further disclosed in Note 9, the Company entered into a loan agreement with CiT Finance LLC for an amount of $25,311, to finance the cash portion of the acquisition of the Heron Vessels and drew this amount in December 2014, upon the acquisition of the Heron Vessels. As of December 31, 2014, the Company had an outstanding payable of $1,689 to the Sellers which is included under “Due to related parties” in the accompanying balance sheet as of December 31, 2014.
3) Lease commitments:
The following table sets forth inflows or outflows, related to the Company's leases, as at December 31, 2014.

			Twelve month periods ending December 31,
plus inflows/minus outflows	Total	2015	2016	2017	2018	2019	2020 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$73,892	$65,327	$8,565	$-	$-	$-	$-
Office rent	(948)	(108)	(108)	(108)	(105)	(97)	(422)
Bareboat capital leases - upfront hire & handling fees	(38,966)	(36,986)	(1,980)	-	-	-	-
Bareboat commitments charter hire (2)	(535,791)	(9,563)	(32,953)	(40,004)	(40,004)	(43,231)	(370,036)
Total	$(501,813)	$18,670	$(26,476)	$(40,112)	$(40,109)	$(43,328)	$(370,458)

(1)   The amounts represent the minimum contractual charter revenues to be generated from the existing, as of December 31, 2014, non-cancellable time and freight charter until their expiration, net of address commission, assuming no off-hire days other than those related to scheduled interim and special surveys of the vessels.

(2)   The amounts represent the Company's commitments under the bareboat lease arrangements representing the upfront hire fee and the charter hire.  The bareboat charter hire is comprised of fixed and variable portion, the variable portion is calculated based on the 6-month LIBOR of 0.3628%, as of December 31, 2014 (please refer to Note 6).